Offerings - Offering: 1	Feb. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 3,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 414.30
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 204,082 Shares (approximately 5.00% of the net assets of the Fund as of January 31, 2026) based on a net asset value per Share as of close of business on January 31, 2026 of $14.70.